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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

        CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

                          DATE OF REPORT: July 7, 1999

                          ----------------------------


                                   YAHOO! INC.
             (Exact name of registrant as specified in its charter)

                                     0-26822
                            (Commission File Number)

            DELAWARE                                     77-0398689
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)

                             3420 CENTRAL EXPRESSWAY
                          SANTA CLARA, CALIFORNIA 95051
             (Address of principal executive offices, with zip code)

                                 (408) 731-3300
              (Registrant's telephone number, including area code)



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ITEM 5.  OTHER EVENTS

On July 7, 1999, Yahoo! Inc., a Delaware corporation ("Yahoo!") announced its financial results for the three and six month periods ended June 30, 1999. A copy of Yahoo!'s press release announcing these financial results is attached as
Exhibit 99.1 hereto and incorporated by reference herein.

The press release filed as an exhibit to this report includes "safe harbor" language, pursuant to the Private Securities Litigation Reform Act of 1995, indicating that certain statements about the Company's business contained in the press release are "forward-looking" rather than "historic." The press release also states that more thorough discussions of factors affecting the Company's operating results are included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1998, the Company's Quarterly Report on Form 10-Q for the period ended March 31, 1999, the Company's Current Report on Form 8-K/A filed on June 8, 1999, and the Company's Registration Statement on Form S-4 filed on June 8, 1999, and all filed with the Securities and Exchange Commission.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)  EXHIBITS.

                  99.1     Press Release dated July 7, 1999.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              YAHOO! INC.


Date: July 7, 1999            By:    /s/ Gary Valenzuela
                                     ------------------------------------
                                     Gary Valenzuela
                                     Senior Vice President, Finance and
                                     Administration, and Chief Financial Officer


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                                   YAHOO! INC.

                                INDEX TO EXHIBITS


EXHIBIT NUMBER                              DESCRIPTION
--------------                              -----------
     99.1                                   Press Release dated July 7, 1999.